                                                                    EXHIBIT 10.2

                                                                  Execution Copy


                                General Release

          This Release is being executed by each of the undersigned in connection with the Second Amended and Restated Credit Agreement, dated February 25, 1999, among the undersigned, Wexford Management LLC, as Agent ("Wexford"), and the lenders (the "Lenders") named therein (the "Credit Agreement"). The execution and delivery of this Release is a material condition to the execution and delivery of the Credit Agreement by Wexford and the Lenders.

          (1)  The undersigned hereby:

          (a) irrevocably and unconditionally release Wexford, each of the Lenders, Greyhawke Capital Advisors, LCC ("Greyhawke"), and each of their respective Affiliates, and each of their present and former officers, members, directors, employees and agents, including without limitation, Mark L. Plaumann, in his capacity as a member of Greyhawke, his individual capacity and his capacity as a director of Wahlco Environmental Systems, Inc. ("Wahlco"), and each of their predecessors in interest, successors, heirs and assigns (collectively, the "Releasees"), from any and all claims, rights, damages, demands, causes of action or liabilities of any nature whatsoever, known or unknown, contingent or fixed, whether due or to become due, that the undersigned have had, now have or may have at any future time by reason of any cause, matter or thing whatsoever, directly or indirectly, related to any action taken or omitted to be taken by such Persons through the date of this Release, in each case, relating to Wahlco or the Agreement and Plan of Merger, dated November 9, 1998, among the undersigned and TMX Acquisition Sub I, Inc., a wholly-owned subsidiary of Thermatrix Inc. (the "Merger Agreement"), the transactions contemplated thereby or related thereto or any duties or obligations related thereto or owed thereunder (collectively, the "Claims"); and

          (b)  covenant not to sue Releasees with respect to any and all Claims.

     (2)  The following terms have the meanings set forth in this Section 2:

          (a) "Affiliate" means any person that directly, or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of management and policies of such Person whether by contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent or more of the voting securities of another Person shall be deemed to control that Person.

          (b) "Person" means any person, corporation, limited liability company, limited liability partnership, partnership, joint venture, or other entity.
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          3.   Nothing in this Release shall be construed as a waiver of the undersigneds' right to raise any claims and seek any damages permitted pursuant to the terms of the Credit Agreement against the Agent and the Lenders related to any action taken or omitted to be taken by the Lenders or the Agents after the date of this Release.

          4.   The undersigned hereby expressly waive all the benefits under
Section 1542 of the Civil Code of California, as well as under any other statutes, legal decisions, or common law principals of similar effect. The undersigned, and each of them, acknowledge that they understand Section 1542, which has been explained to them by their counsel. Section 1542 reads as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
          CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT
          THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM
          MUST HAVE MATERIALLY AFFECTED HIS AGREEMENT WITH THE DEBTOR.
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          IN WITNESS WHEREOF, the undersigned have executed this Release as of this 25th day of February, 1999.



                         Wahlco Environmental Systems, Inc.

                         By: /s/ Daniel S. Tedone
                            ---------------------------------
                             Name:  Daniel S. Tedone
                             Title: Executive Vice President and Chief
                                    Financial Officer



                         Thermatrix Inc.

                         By: /s/ Daniel S. Tedone
                            ---------------------------------
                             Name:  Daniel S. Tedone
                             Title: Executive Vice President and Chief
                                    Financial Officer

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STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )



          On February 25, 1999, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is the ______________ of Wahlco
Environmental Systems, Inc., the company described in and which executed the foregoing instrument; and that he signed his name thereto under authority granted by the operating agreement of said company.


                                       _________________________________
                                                Notary Public

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On February 25, 1999, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is the _________ of Thermatrix Inc.
the company described in and which executed the foregoing instrument; and that he signed his name thereto under authority granted by the operating agreement of said company.


                                       _________________________________
                                                Notary Public